UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 3, 2006

ALFA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11773	63-0838024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 East South Boulevard P.O. Box 11000, Montgomery, Alabama	36191-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (334) 288-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2006, Alfa Financial Corporation, a direct wholly owned subsidiary of Alfa Corporation, announced the completion of the sale of a substantial part of the assets that comprise its commercial leasing division operating under the name OFC Capital to OFC Servicing Corporation. Currently, OFC Servicing Corporation is a direct wholly owned subsidiary of MidCountry Financial Corp., and Alfa Corporation owns approximately 42% of the issued and outstanding capital stock of MidCountry Financial Corp. The press release announcing the completion of the sale is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1         Press Release Dated January 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFA CORPORATION

Date January 3, 2006	By:	/s/ Stephen G. Rutledge
Stephen G. Rutledge
Senior Vice President,
Chief Financial Officer and
Chief Investment Office